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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM 8-K/A

                               (Amendment No. 1)

                                 CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report (Date of earliest
                       event reported):  August 4, 2000


                         ONEPOINT COMMUNICATIONS CORP.
            (Exact name of registrant as specified in its charter)


Delaware                                                   36-4225811
(State or other jurisdiction                               (IRS Employer ID No.)
of incorporation of organization)


Two Conway Park
150 Field Drive, Suite 300                                 60045
Lake Forest, Illinois                                      (Zip code)
(Address of principal executive offices)


847-582-8800
(Registrant's telephone number including area code)
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The undersigned Registrant hereby amends Item 5 and Exhibit 2 of Item 7 to make a technical correction to the name of one of the parties.

ITEM 5.    OTHER EVENTS

     On August 4, 2000 OnePoint Communications Corp. ("OnePoint") entered into a definitive agreement with Bell Atlantic Corporation d/b/a Verizon Communications pursuant to which an indirect, wholly-owned subsidiary of Verizon Communications will merge into OnePoint. OnePoint will be the surviving entity and become an indirect, wholly-owned subsidiary of Verizon Communications. The transaction is subject to certain conditions, adjustments and regulatory and other approvals. The parties are planning to complete this transaction by the end of this year.






                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be filed on its behalf by the undersigned thereunto duly authorized.

                                    ONEPOINT COMMUNICATIONS CORP.
                                    (Registrant)


Date:   August 14, 2000             By:      /s/ John D. Stavig
                                    Name:    John D. Stavig
                                    Title:   Chief Financial Officer
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                                 Exhibit Index


Exhibit Number        Description
--------------        -----------
        1             Revised pages of the Definitive Merger Agreement
                      By and Among Verizon Communications, Sphere Merger
                      Corp., OnePoint Communications Corp., Ventures in
                      Communications II, L.L.C. and Vencom, L.L.C. dated
                      August 4, 2000.